Investor Presentation November 14, 2017 CONNECTING AT THE SPEED OF LIGHT Exhibit 99.1

Safe Harbor Statement This presentation may contain forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this presentation, including statements regarding our strategy, future operations, future financial position, future revenues, projected costs, prospects, plans and objectives of management, are forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. The forward-looking statements contained in this presentation reflect our current views with respect to future events, and we assume no obligation to update any forward-looking statements. Forward-looking statements represent our management’s beliefs and assumptions only as of the date of this presentation, and our actual future results may be materially different from what we expect. We have included important factors in the cautionary statements included in our Quarterly Report on Form 10-Q for the three month period ended September 30, 2017 and other documents we have filed with the SEC, particularly in the Risk Factors section, that we believe could cause actual results or events to differ materially from the forward-looking statements that we make. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons why actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. Non-GAAP Financial Measures This presentation includes measures defined by the SEC as non-GAAP financial measures. We believe that these non-GAAP financial measures can provide useful supplemental information to investors when read in conjunction with our reported results. Reconciliations of these non-GAAP financial measures to their closest GAAP measures are available in the Appendix to this presentation and descriptions of these non-GAAP financial measures can be found in our earnings release with respect to our third quarter 2017 results.

Acacia Highlights Mission: Deliver silicon-based interconnects that transform cloud and communication networks by simplifying these networks, digitizing numerous complex analog functions, and providing significant improvements in speed, capacity and power consumption Coherent Optical Interconnect Provider Addressing High Growth Markets Driving the Siliconization of Optical Interconnect First to Market, Award Winning Products Proven Management Team Strong Financials

Traffic demand is growing for traditional carriers and Web 2.0 content providers Demand Surging for Bandwidth and Network Capacity Data and video Video will represent 82% of all IP traffic in 20211 Mobile and 4GLTE/5G Wireless and mobile device traffic more than 63% of total IP traffic by 20211 Cloud Services By 2020, 92% of all data center traffic will come from the cloud2 “Internet of Things” The number of devices connected to IP networks will be 3x as high as the global population in 20211 Changing Traffic Patterns Smartphone traffic will exceed PC traffic by 20211 Global IP Traffic Growth, 2016-20211 1. Cisco VNI Global IP Traffic Forecast 2016-2021 2. Cisco Global Cloud Index 2016-2020, June 2017 24% CAGR 2016-2021 Global IP traffic expected to increase ~3x from 2016 to 2021

Acacia solutions significantly reduce complexity and cost of high speed networks Markets We Address DATA-CENTER INTERCONNECT METRO LONG-HAUL Plug and play with a variety of network equipment Simplifies optical link management eliminating complex manual calibration Key characteristics: speed, industry leading density and power efficiency, automation and manageability Optical modules and components High performance Fiber constrained Space and power constrained Pay as you grow model Shorter product life cycles Cost and power sensitive Central Office Central Office Central Office City City

Key Market Segments

According to LightCounting[1], optical component spend is estimated to reach

~$12 billion by 2022

Three drivers for 100G+ market growth:



DCI
Low-power
High density
Low-cost per bit



Metro
Density
Low-cost
Plugability
Interoperability



China
Low-power
Easy to deploy DCOs


100G+ Module Sales Compared to the Rest of the WDM Market1
100G+
Sales ($M)
2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022
100G/200G/400G
The Rest of the DWDM market


Sales of Optics Components and Modules1
$ MILLION
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022
All the rest
China
Cloud


Total Optical DCI Equipment Spend (Million $)2
$5,000
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
21%
CAGR
$1,690
$4,300
2016
2021F

6

© 2017 Acacia Communications, Inc.

1. Reprinted with permission: LightCounting, Oct 2017

2. ACG Research, Apr 2017

Higher growth anticipated in coherent edge (<100km) applications Driven by DCI requirements In the edge market, preferred solutions are cost optimized and low power Coherent expected to increase share in edge applications at higher data rate due to performance requirements 1 Reprinted with permission: Cignal AI, Sept 2017 2 CAGR calculated by port count growth 53% CAGR2 31% CAGR2 19% CAGR2 Edge Direct Detect 100G+ Ports by Application1 Edge Coherent Metro Coherent Long Haul Coherent

DCI Edge Application Opportunity Cost/100G Power/100G Cloud architectures are evolving and driving demand for high-capacity optical interconnects between data centers Market Split by Priorities DCI “White Box” Transport Equipment High-capacity No requirement for pluggability Embedded modules with digital host interface Low power, pluggable module form factors Direct detect or coherent at 100G Coherent at 200G and 400G Pluggable solutions enable coherent in shorter reach campus applications

Our Products: Rapid Pace of Innovation



2011
2012
2013
2014
2015
2016
2017
2018
Modules
AC100
AC100S
AC40S
CFP-DCO
AC400
CFP2-ACO
CFP2-DCO
AC1200
DSP ASICs
Everest 100G LH
40nm
Mouna Kea 100G LH
40nm
K2 40G ULH
40nm
Sky 100G Metro
28nm
Denali 400G ULH/Metro Multi-core
28nm
Meru 200G Metro
16nm
Pico 1.2T DCI/Metro/LH Multi-core
16nm
Silicon PICs
Many discrete components
SiPh PIC 1.5 Inch²
SiPh PIC 0.4 Inch²
BGA 0.4 Inch²
DCI
Metro
Long-Haul

Strong and diverse portfolio of patents and intellectual property

9
© 2017 Acacia Communications, Inc.
ACACIA COMMUNICATIONS, INC.

Well Positioned to Deliver Highly Integrated Interconnects Diverse Set of Skills and Expertise Represents High Barrier to Entrance Acacia has all the pieces of the interconnect puzzle to deliver: Superior performance Higher density Easy deployment and management Lower cost Lower power DSP Radio Frequency Software Optics Silicon Coherent PIC Dual-core DSP 100G MSA 100G CFP-DCO 400G Module 200G CFP2-DCO 1st 1st 1st We believe we were the first to introduce to the market:

Evolution of Coherent Architectures Optical Integration and Digital Interfaces AC100 100G CFP2-DCO 200G AC1200 1.2TB AC100M 100G Early coherent line card 100G 400ZR 400G CFP2-ACO 200G DSP AC400 400G PLUGGABLE DCO Embedded Module PLUGGABLE ACO Compact, high-capacity module solutions based on integrated photonics and digital host interfaces

Acacia AC1200 Based on Acacia's Pico DSP ASIC

High data rate transmission offers the efficiency required for evolving cloud networks

50% higher capacity per wavelength than competitive 400G solutions

3x the capacity in 40% smaller footprint than 400G 5"x7" modules

Lower power/bit based on Acacia's proven DSP algorithms and enhanced TPC SD-FEC

Rich feature set for exceptional performance in metro and long haul applications

- **Tunable Baud Rate** – enables continuous baud rate adjustment for optimal utilization of the available spectrum
- **Patented Fractional QAM Modulation** – provides users with the ability to select very fine resolution of QAM constellations for optimal capacity
- **Enhanced Turbo Product Code SD-FEC** - offers ultra-high net coding gain (NCG) and enables maximum reach, while maintaining low power consumption



2
3
4
5
6
Bits/Symbol
30
40
50
60
70
Baud Rate

12
© 2017 Acacia Communications, Inc.

Acacia – A Leader in Pluggable DCO

We believe we were the first to introduce to the market



CFP-DCO (2014)
100G



CFP2-DCO (2016)
200G

Industry Momentum for Pluggable DCO

- OIF
  - Targets 400G client form factors
- IEEE
  - 100G, 200G, & 400G beyond 10km reach
- CableLabs
  - Coherent Access Standard

> "The Acacia 200G CFP2-DCO is the darling device of 2H17. It is unrivaled in performance and power consumption."
> – Andrew Schmitt, Cignal AI

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© 2017 Acacia Communications, Inc.

Coherent Technology Trends



1200G
400G
200G
100G
AC1200
At higher data rates, coherent is considered for shorter reach interfaces
Move to higher data rates for lower cost per bit
High density systems demand smaller modules and more optical integration
AC400
400G ZR
MODULE SHARE OF 100G+ DWDM MARKET¹
Module Share
60%
50%
40%
30%
20%
10%
0%
2015
2017
2019
2021
2023
Year
CFP2-DCO
CFP-DCO
AC100
Coherent interconnect is shifting to modules
500+km
80 – 500km
10 – 80km
2 – 10km
0.5 – 2km
<0.5km
LH
Metro
Edge
Transport
LR
FR
DR
Intra DC

14

© 2017 Acacia Communications, Inc.

1. Reprinted with permission: LightCounting, Oct 2017

Expanding Coherent Markets Markets that may benefit from Acacia’s low-power DSP and SiPh technology Time Units / Capacity Acacia is Reducing Power, Size and Cost through Siliconization 400G OIF AC1200 AC400 Today Future DSP+PIC CFP2-DCO CFP2-ACO Intra DC/Campus Interconnect Inter DC/Edge Metro New Markets Access/5G Long-Haul CFP-DCO

Helping to ensure sustainability despite soaring bandwidth growth Optimizing design of DSP ASIC and SiPh PIC Developing power efficient algorithms Helping our service provider and cloud customers dramatically reduce energy consumption Sustainable Optical Networking Acacia has been able to reduce the power consumed by its coherent optical interconnects by as much as 85% in the last 5 years.

Financial Performance Year-Over-Year Change % Revenue ($mm) Quarterly Revenue ($mm) *Midpoint of $83M - $93M Range Data 73% 86% 40% 67% 79% 101% 107% 108% 36% (32%) 2015 2016 2017 83% CAGR (22%) (38%) *Q4 Midpoint of $83M - $93M Range Data

Proven Operating Leverage and Demonstrated Profitability

Non-GAAP Net Income[1] ($mm)



120
100
80
60
40
20
0
$14
$32
$123
$74
$15
$29
$41
$39
$32
$11
$19
$12
2014
2015
2016
2017F*
Q116
Q216
Q316
Q416
Q117
Q217
Q317
Q417F*

% of Revenue

2014	2015	2016	2017F*	Q116	Q216	Q316	Q416	Q117	Q217	Q317	Q417F*
10%	14%	26%	17%	25%	30%	27%	28%	14%	18%	14%*

*Midpoint of $8M - $15M Range Data

[1] This is a "non-GAAP financial measure" as defined in Regulation G under the Securities Exchange Act of 1934, as amended, and reconciliation of such non-GAAP financial measure to the most directly comparable financial measure calculated and presented in accordance with U.S. GAAP is provided in the Appendix to this presentation. Descriptions of this non-GAAP financial measure can be found in the company's earnings release with respect to its third quarter 2017 results

Key Drivers

- **Capital Efficiency**
- **Leveraged Sales Model**
- **Operational Scalability**
- **Efficient R&D**

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© 2017 Acacia Communications, Inc.

Long-Term Financial Goals *These long-term financial goals are forward-looking, are subject to significant uncertainties and contingencies and are based upon assumptions with respect to future circumstances, which are subject to change. Actual results will vary and those variations may be material.  For discussion of some of the important factors that could cause these variations, please consult the “Risk Factors” section of the Form 10-Q for the fiscal quarter ended September 30, 2017, that we have filed with the SEC.  These long-term financial goals include “non-GAAP financial measures” as defined in Regulation G under the Securities Exchange Act of 1934, as amended, and reconciliations of such historical non-GAAP financial measures to their most directly comparable financial measures calculated and presented in accordance with U.S. GAAP are provided in the Appendix to this presentation.  Acacia Communications has not reconciled the forward-looking non-GAAP measures included in these long-term financial goals because the expected tax benefits derived from any disqualifying dispositions of equity awards during the periods included in these long-range goals cannot be reasonably calculated or predicted at this time and, accordingly, a reconciliation is not available without unreasonable effort.  Descriptions of the non-GAAP financial measures included in these long-term financial goals can be found in the company’s earnings release with respect to its third quarter 2017 results. 19 Historical Financial Data Percent of Revenue 2014A (Audited) 2015A (Audited) 2016A (Audited) Q1 2016A Q2 2016A Q3 2016A Q4 2016A Q1 2017A Q2 2017A Q3 2017A Long Term Target Range* (Non-GAAP Basis) Gross Profit Margin 0.36 0.39 0.47 0.42 0.47 0.47 0.48 0.495 0.43 0.437 48% - 50% Research & Development 0.19 0.16 0.13 0.18 0.14000000000000001 0.11 0.12 0.13 0.24 0.2228 17% - 19% Sales, General & Administrative 0.05 0.05 0.04 0.05 0.05 0.04 0.04 6.5000000000000002E-2 0.1 7.5999999999999998E-2 6% - 8% Operating Margin 0.12 0.18 0.28999999999999998 0.19 0.28000000000000003 0.32 0.32 0.3 0.09 0.13900000000000001 23% - 27% Tax Rate (on Profit Before Tax) 0.16 0.25 0.11 0.1 0.11 0.06 0.16 8.2000000000000003E-2 -0.34 -0.22900000000000001 9% - 12% Net Income Margin 0.1 0.14000000000000001 0.26 0.17 0.25 0.3 0.27 0.28000000000000003 0.14000000000000001 0.182 21% - 25%

Appendix 20

Reconciliation of GAAP to Non-GAAP 21 Quarter Ended September 30, 2014 2015 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 2017 2016 Non-GAAP Gross Profit;Non-GAAP Gross Profit Margin Gross profit $52,676 $93,706 $,220,987 $63,300 $68,329 $56,300 $25,382 $46,142 $63,300 GAAP gross profit margin 0.36 0.3919834683086808 0.46191776126016904 0.46783539289304088 0.47974751978206381 0.49098694480539301 0.32170650713579557 0.43945598963789784 0.46783539289304088 Stock-based compensation 17 75 1629 504 433 442 511 518 504 Warranty charges due to manufacturing quality issue - - - - - - 7822 -739 - Non-GAAP gross profit $52,693.36 $93,781.391983468304 $,222,616.46191776125 $63,804.46783539289 $68,762.479747519785 $56,742.490986944802 $33,715.321706507137 $45,921 $63,804 Non-GAAP gross profit margin 0.36 0.39200000000000002 0.46500000000000002 0.47156033820138354 0.48278767368546693 0.49484158476283502 0.42699999999999999 0.43735118764166936 0.47199999999999998 Non-GAAP R&D Expenses GAAP research and development expenses $28,471 $38,645 $75,696 $18,915 $19,528 $17,728 $22,734 $27,135 $18,915 Stock-based compensation 258 561 12347 3782 2987 2992 3779 3743 3782 Non-GAAP research and development expenses $28,213 $38,084 $63,349 $15,133 $16,541 $14,736 $18,955 $23,392 $15,133 Non-GAAP SG&A Expenses GAAP selling, general and administrative expenses $6,615 $13,124 $27,676 $7,541 $7,432 $8,691 $9,368 $10,105 $7,541 Stock-based compensation 132 189 6769 2389 1189 1198 1820 2159 2389 Non-GAAP selling, general and administrative expenses $6,483 $12,935 $20,907 $5,152 $6,243 $7,493 $7,548 $7,946 $5,152 Non-GAAP Operating Expenses GAAP operating expenses $35,194 $51,769 $,103,397 $26,456 $26,985 $26,419 $32,055 $37,240 $26,456 Stock-based compensation 390 750 19116 6171 4176 4190 5599 5902 6171 Non-GAAP operating expenses $34,804 $51,019 $84,281 $20,285 $22,809 $22,229 $26,456 $31,338 $20,285 Non-GAAP Income from Operations (Loss) income from operations $17,482 $41,937 $,117,590 $36,844 $41,344 $29,881 $-6,673 $8,902 $36,844 Stock-based compensation 407 825 20745 6675 4609 4632 6110 6420 6675 Warranty charges due to manufacturing quality issue - - - - - - 7822 -739 - Non-GAAP income from operations $17,889.119500000001 $42,762.175427514892 $,138,335.2457923296 $43,519.272305327264 $45,953.290282039219 $34,513.260589358753 $7,258.9154224441681 $14,583 $43,519 Non-GAAP Net Income Net (loss) income $13,520 $40,520 $,131,577 $34,888 $64,493 $35,709 $4,664 $18,499 $34,888 Stock-based compensation 407 825 20745 6675 4609 4632 6110 6420 6675 Warranty charges due to manufacturing quality issue - - - - - - 7822 -739 - Change in fair value of preferred stock warrant liability 483 2154 3361 - - - - - - Reversal of valuation allowance - -11142 - - - - - - - Tax effect of excluded items - -47 -32324 -650 -30109 -8297 -7788 -5062 -650 Non-GAAP net income $14,410 $32,310 $,123,359 $40,913 $38,993 $32,044 $10,808 $19,118 $40,913 Non-GAAP Effective Tax Rate GAAP Effective Tax Rate 0.17799999999999999 -1.7999999999999999 -0.14799999999999999 5.7000000000000002 -0.55000000000000004 -0.17898177496038034 -1.798 -0.87407557491642185 5.7000000000000002 Total adjustments to GAAP provision for income taxes -0.89999999999999993 0.26300000000000001 0.25900000000000001 .60000000000000001 0.70599999999999996 0.26100000000000001 1.4610000000000001 0.64500000000000002 .60000000000000001 Non-GAAP effective tax rate 0.16899999999999998 0.24500000000000002 0.11100000000000002 6.3 0.157 8.2018225039619669 -0.33699999999999997 -0.22929526748971193 6.3 Adjusted EBITDA GAAP Net (loss) income $13,520 $40,520 $,131,577 $34,888 $64,493 $35,709 $4,664 $18,499 $34,888 Depreciation 2662 4576 9168 2716 2632 2877 2964 3260 2716 Interest expense(income), net 390 135 -453 -156 -268 -445 -827 -990 -156 Provision(benefit) for income taxes 2933 -715 -16956 2122 -22874 -5421 -10511 -8628 2122 EBITDA $19,505 $44,516 $,123,336 $39,570 $43,983 $32,720 $-3,710 $12,141 $39,570 Stock-based compensation 407 825 20745 6675 4609 4632 6110 6420 6675 Change in fair value of preferred stock warrant liability 483 2154 3361 - - - - - - Warranty charges due to manufacturing quality issue - - - - - - 7822 -739 - Adjusted EBITDA $20,395 $47,495 $,147,442 $46,245 $48,592 $37,352 $10,222 $17,822 $46,245

Reconciliation of GAAP to Non-GAAP 22 Quarter Ended September 30, 2014 2015 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 2017 2016 Non-GAAP Net Income Net (loss) income $13,520 $40,520 $,131,577 $34,888 $64,493 $35,709 $4,664 $18,499 $34,888 Stock-based compensation 407 825 20745 6675 4609 4632 6110 6420 6675 Warranty charges due to manufacturing quality issue - - - - - - 7822 -739 - Change in fair value of preferred stock warrant liability 483 2154 3361 - - - - - - Reversal of valuation allowance - -11142 - - - - - - - Tax effect of excluded items - -47 -32324 -650 -30109 -8297 -7788 -5062 -650 Non-GAAP net income $14,410 $32,310 $,123,359 $40,913 $38,993 $32,044 $10,808 $19,118 $40,913 Non-GAAP Effective Tax Rate GAAP Effective Tax Rate 0.17799999999999999 -1.7999999999999999 -0.14799999999999999 5.7000000000000002 -0.55000000000000004 -0.17898177496038034 -1.798 -0.87407557491642185 5.7000000000000002 Total adjustments to GAAP provision for income taxes -0.89999999999999993 0.26300000000000001 0.25900000000000001 ..60000000000000001 0.70599999999999996 0.26100000000000001 1.4610000000000001 0.64500000000000002 .60000000000000001 Non-GAAP effective tax rate 0.16899999999999998 0.24500000000000002 0.11100000000000002 6.3 0.157 8.2018225039619669 -0.33699999999999997 -0.22929526748971193 6.3 Adjusted EBITDA GAAP Net (loss) income $13,520 $40,520 $,131,577 $34,888 $64,493 $35,709 $4,664 $18,499 $34,888 Depreciation 2662 4576 9168 2716 2632 2877 2964 3260 2716 Interest expense(income), net 390 135 -453 -156 -268 -445 -827 -990 -156 Provision(benefit) for income taxes 2933 -715 -16956 2122 -22874 -5421 -10511 -8628 2122 EBITDA $19,505 $44,516 $,123,336 $39,570 $43,983 $32,720 $-3,710 $12,141 $39,570 Stock-based compensation 407 825 20745 6675 4609 4632 6110 6420 6675 Change in fair value of preferred stock warrant liability 483 2154 3361 - - - - - - Warranty charges due to manufacturing quality issue - - - - - - 7822 -739 - Adjusted EBITDA $20,395 $47,495 $,147,442 $46,245 $48,592 $37,352 $10,222 $17,822 $46,245